Supplement, dated October 3, 2002, to the
         Statement of Additional Information, dated September 25, 2002, of Seligman Capital Fund, Inc. (the "Fund")

      The following is hereby inserted immediately after the paragraph titled "Lending of Portfolio Securities" on page 4 of the Fund's Statement of Additional Information:

            Other Investment Companies. The Fund may invest in securities issued by other investment companies. Such investments are subject to the limitations on investments in other investment companies imposed by the 1940 Act, which generally prohibits the Fund from holding more than 3% of the outstanding voting securities of another investment company, and from investing more than 5% of its total assets in any one investment company, or more than 10% of its total assets in other investment companies overall. The Fund's investments in other investment companies may include investment in exchange-traded funds ("ETFs") if appropriate investment opportunities arise. ETFs are registered funds that trade on a stock exchange and generally seek to track the performance of a specified securities index.

            If the Fund invests in other investment companies, shareholders would bear not only their proportionate share of the Fund's expenses (including operating expenses and advisory fees), but also similar expenses of the underlying investment companies.

EQCA1A 9/02- S1